SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

  For Registration Of Certain Classes Of Securities Pursuant To Section 12(b) Or
                   (b) Of The Securities Exchange Act Of 1934


                            BentleyCapitalCorp.com Inc.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                                    91-2022700
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

       5076 Angus Drive
Vancouver, British Columbia, CANADA                     V6M 3M5
(Address and telephone number of                      (Zip  Code)
  principal executive offices)


If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
333-33854

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

NONE

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

Common  Stock,  $0.0001  Par  Value  Per  Share


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     Item  1.  Description  of  Registrant's  Securities  to  be  Registered.

The description of the common stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-33854) as originally filed with the Securities and Exchange Commission on March 31, 2000 or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM  2.     EXHIBITS.

The following exhibits are filed herewith or incorporated herein by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-33854) as originally filed with the Securities and Exchange Commission on March 31, 2000 or as subsequently amended:


EXHIBIT
 NUMBER    DESCRIPTION
-------    -----------
  3.1      Articles of Incorporation
  3.2      Bylaws
  4.1      Specimen Stock Certificate
  4.2      Stock Subscription Agreement


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                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       BentleyCapitalCorp.com  Inc.


                                       By:  /s/  Michael Kirsh
                                           -------------------------------------
                                                  MICHAEL KIRSH
                                                    PRESIDENT

                                       Date  November 2, 2000
                                            ------------------------------------


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